PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property and equipment

Property and equipment consisted of the following:

	As of December 31,
	2018	2019
	US$	US$

Buildings	723,882	741,700
Office equipment	23,587	21,227
Motor vehicles	1,503	1,243
Leasehold improvement	22,034	17,366
Land	50,731	50,731

Total	821,737	832,267
Less: Accumulated depreciation	(128,569)	(147,984)

Construction in progress	34,571	11,174

	727,739	695,457